SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

MINNESOTA	333-63722	41-0498850
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY
SUITE 400
MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

On October 17, 2003, Michael Foods, Inc. filed a Current Report on Form 8-K to report the sale of its dairy products business, consisting of the development, manufacturing, processing, distribution, marketing and sales of coffee creamers, half & half, whipping cream, soft-serve mix and other specialty dairy items, to Suiza Dairy Group, Inc., a Delaware corporation and wholly-owned subsidiary of Dean Foods Company, based in Dallas, Texas. This amendment is filed to provide the pro forma financial information required under Item 7.

A copy of the Securities Purchase Agreement was attached to the Form 8-K filed October 17, 2003 as Exhibit 2.1.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Michael Foods, Inc. as of September 30, 2003, and the unaudited pro forma condensed consolidated statements of operations of Michael Foods, Inc. for the nine months ended September 30, 2003 and the fiscal year ended December 31, 2002, are included in this amended Current Report as Exhibit 99.1, and incorporated herein by reference.

(c)	Exhibits

99.1	Unaudited pro forma condensed consolidated balance sheet of Michael Foods, Inc. as of September 30, 2003, and the unaudited pro forma condensed consolidated statements of operations of Michael Foods, Inc. for the nine months ended September 30, 2003 and the fiscal year ended December 31, 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2003	MICHAEL FOODS, INC.

	By:	/s/ John D. Reedy
John D. Reedy
Its: Chief Financial Officer

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